UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 16, 2025
FactSet Research Systems Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11869	13-3362547
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

45 Glover Avenue
Norwalk, Connecticut 06850
(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code: (203) 810-1000
Former name or former address, if changed since last report: None
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	FDS	New York Stock Exchange LLC
The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On September 18, 2025, FactSet Research Systems Inc. ("FactSet" or the "Company") issued a press release announcing its results for the three and twelve months ended August 31, 2025. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated by reference herein. The information furnished pursuant to this Item 2.02 (Results of Operations and Financial Condition), including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 16, 2025, the Board of Directors (the “Board”) of FactSet Research Systems Inc. (“FactSet” or the “Company”) received the resignation of James J. McGonigle as director of the Company, effective upon close of business on December 1, 2025. Mr. McGonigle has served on the Board since 2002. The resignation of Mr. McGonigle was not due to any disagreement with FactSet, its Board or its management on any matter relating to the Company’s operations, policies or practices.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 16, 2025, FactSet's Board amended and restated the Company's Amended and Restated By-Laws (the “Bylaws”) effective immediately. The Bylaws were updated to:

•Clarify and enhance procedural mechanics in connection with the Company’s existing majority voting standard for the election of directors in uncontested elections, including that any incumbent director nominee who fails to receive the requisite majority vote at an uncontested election will continue to serve as a holdover director and shall submit his or her irrevocable offer of resignation from the Board within 90 days from the date of the election for consideration by the Nominating and Corporate Governance Committee, which will recommend to the Board the action to be taken with respect to such offer of resignation; and

•Implement a plurality voting standard carve out for contested director elections.

The foregoing description of the amended and restated Bylaws is qualified in its entirety by reference to the full text of the amended and restated Bylaws, which is attached hereto as Exhibit 3.2.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.2	FactSet Research Systems Inc. Amended and Restated By-Laws
99.1	Press Release of FactSet Research Systems Inc., dated September 18, 2025, announcing its results for the three and twelve months ended August 31, 2025
104	Cover page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FACTSET RESEARCH SYSTEMS INC. (Registrant)

September 18, 2025	By:	/s/ HELEN L. SHAN
Helen L. Shan Executive Vice President, Chief Financial Officer (Principal Financial Officer)